UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2025

RANGE IMPACT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, Suite 400
Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 304-6556

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	RNGE	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On January 21, 2025, Range Impact, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Tower IV, LLC, an Ohio limited liability company (the “Purchaser”), providing for the issuance and sale by the Company to the Purchaser of an aggregate of 3,333,333 shares of the Company’s common stock (the “Shares”) at a price of $0.15 per share. The aggregate gross proceeds from the sale of the Shares are approximately $500,000.

The Purchase Agreement contains the customary representations, warranties, indemnification rights, and obligations of the parties in agreements of this type, including that the Company will use commercially reasonable efforts to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), to register the Shares as soon as practicable following the closing. The transaction represented by the Purchase Agreement closed on January 21, 2025.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Purchase Agreement attached hereto as Exhibit 10.1.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 3.02 in its entirety.

Pursuant to the Purchase Agreement, the Company issued 3,333,333 shares of the Company’s common stock to the Purchaser on January 21, 2025. The sale of the Shares was exempt from the registration requirements of the Securities Act as transactions by an issuer not involving a public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”). The Company made this determination based on the representations of the Purchaser in the Purchase Agreement, including, but not limited to, that it is an “accredited investor” within the meaning of Rule 501 of Regulation D and that Purchaser had access to full and complete information about the Company and its investment.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated January 21, 2025, between the Company and the Purchaser

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE IMPACT, INC.

Dated: January 23, 2025	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated January 21, 2025, between the Company and the Purchaser

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)